Exhibit 10.18

FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made and entered into as of the 24th day of December, 2004, by and between FEATHERLITE, INC., a Minnesota corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION (“Lender”).

WITNESSETH:

WHEREAS, Borrower and Lender have heretofore entered into that certain Amended and Restated Loan Agreement dated as of July 31, 2002, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated February 18, 2003, that certain Second Amendment to Amended and Restated Loan Agreement dated September 26, 2003, that certain Third Amendment to Amended and Restated Loan Agreement dated as of April 14, 2004 and that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of June 30, 2004 (as so amended, the “Loan Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

WHEREAS, Borrower and Lender desire to further amend the Loan Agreement and amend the Revolving Credit Note and the Term Loan Notes in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Section 2.01(a) of the Loan Agreement is hereby amended to provide in its entirety as follows:

(a) Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, during the Revolving Credit Period, Lender agrees to make such loans to Borrower (individually, a “Revolving Credit Loan” and collectively, the “Revolving Credit Loans”) as Borrower may from time to time request pursuant to Section 2.04. Each Revolving Credit Loan under this Section 2.01(a) which is a Revolving Credit LIBOR Loan shall be for an aggregate principal amount of at least $100,000 or any larger multiple of $100,000. The aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding under this Agreement as of any date shall not exceed the sum of (i) the lesser of (A) the amount of Lender’s Revolving Credit Commitment as of such date or (B) the Borrowing Base as of such date minus (ii) the aggregate undrawn face amount of all Letters of Credit outstanding as of such date plus all unreimbursed drawings with respect thereto. In no event shall the Total Revolving Credit Outstandings as of any date exceed the lesser of (i) the amount of Lender’s Revolving Credit Commitment as of such date or (ii) the Borrowing Base as of such date. Within the foregoing limits, Borrower may borrow under this Section 2.01(a), prepay under Section 2.11 and reborrow at any time during the Revolving Credit Period under this Section 2.01(a). All Revolving Credit Loans not paid prior to the last day of the Revolving Credit

Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by Borrower to Lender with respect thereto, shall be due and payable on the last day of the Revolving Credit Period.

2. Section 2.02 of the Loan Agreement is hereby amended to provide in its entirety as follows:

2.02 Term Loan Commitments. Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, Lender agrees, on the terms and conditions set forth in this Agreement, to make the following term loans to Borrower (collectively, the “Term Loans”):

(a) A term loan in the principal amount of $2,000,000.00 (the “Equipment Term Loan”). The Equipment Term Loan shall mature on August 1, 2007 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Equipment Term Loan shall be due and payable in sixty (60) consecutive monthly installments as follows: fifty-nine (59) equal consecutive monthly installments in the amount of $33,333.33 each, due and payable on the first (1st) day of each month commencing September 1, 2002, with the sixtieth (60th) and final installment in the amount of the then outstanding and unpaid principal balance of the Equipment Term Loan due and payable on August 1, 2007. The Equipment Term Loan constitutes, in part, a refinancing of the principal balance outstanding under (i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $3,000,000.00 and (ii) that certain Installment Note (Future Equipment Acquisitions) dated as of September 24, 1998 in the original principal amount of $2,000,000.00.

(b) A term loan in the principal amount of $857,766.68 (the “Second Equipment Term Loan”). The Second Equipment Term Loan shall mature on May 1, 2008 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Second Equipment Term Loan shall be due and payable in forty-one (41) consecutive monthly installments as follows: forty (40) equal consecutive monthly installments in the amount of $21,300.00 each, due and payable on the first (1st) day of each month commencing January 1, 2005, with the forty-first (41st) and final installment in the amount of the then outstanding and unpaid principal balance of the Second Equipment Term Loan due and payable on May 1, 2008. The Second Equipment Term Loan constitutes a refinancing of the principal balance outstanding as of the date hereof under (i) that certain Amended and Restated Capex Term Loan Promissory Note dated as of June 30, 2004 in the original principal amount of $2,000,000.00.

(c) A term loan in the principal amount of $5,200,000.00 (the “Real Estate Term Loan”). The Real Estate Term Loan shall mature on October 31, 2008 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Real Estate Term Loan shall be due and payable in seventy-six (76) consecutive monthly installments as follows: twenty (20) equal consecutive monthly installments in the amount of $86,666.67 each, due and payable on the first (1st) day of each month commencing September 1, 2002 and ending April 1, 2004, fifty-five (55) equal consecutive monthly installments in the amount of $43,333.33 each, due and payable on the first (1st) day of each month commencing May 1, 2004 and ending October 1, 2008, with the seventy-sixth (76th) and final installment in the amount of the then outstanding and unpaid principal balance of the Real Estate Term Loan due and payable on October 31, 2008. The Real Estate Term Loan constitutes, in part, a refinancing of the principal balance outstanding under (i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $5,000,000.00, and (ii) that certain Installment Note dated as of April 13, 1999 in the original principal amount of $1,000,000.00.

(d) A term loan in the principal amount of up to $2,722,000.00 (the “Capex Term Loan”). The Capex Term Loan shall mature on October 31, 2008 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). So long as no Default or Event of Default has occurred and is continuing, at any time prior to the maturity date of the Capex Term Loan, Lender, in its sole discretion but subject to the next sentence, may make advances of the Capex Term Loan in minimum amounts of $250,000.00 to finance up to 75% of the hard costs of capital assets purchased by Borrower from time to time. In advance of any such proposed purchase, Borrower may request Lender’s commitment to make an individual advance of the Capex Term Loan which, if given by Lender, will obligate it to make such advance upon Borrower’s satisfaction of the applicable preconditions set forth in Section 3 of this Agreement. The aggregate principal amount of such advances shall not exceed $2,722,000.00. Principal of each advance of the Capex Term Loan shall be payable in consecutive monthly installments in an amount sufficient to fully repay such advance over sixty (60) months, each such installment being due and payable on the first (1st) day of each month commencing with the first month following the date of such advance, with a final installment in the amount of the then outstanding and unpaid principal balance of the Capex Term Loan due and payable on October 31, 2008.

3. A new Section 2.03 is added to the Loan Agreement to provide in its entirety as follows:

2.03 Letter of Credit Commitment.

(a) Subject to the terms and conditions of this Agreement and so long as no Default or Event of Default has occurred and is continuing, during the Revolving Credit Period, Lender hereby agrees to issue irrevocable commercial and/or standby letters of credit for the account of Borrower (individually, a “Letter of Credit” and collectively, the “Letters of Credit”) in an amount and for the term specifically requested by Borrower by notice in writing to Lender in the form of Exhibit F attached to the Fifth Amendment to Amended and Restated Loan Agreement and incorporated herein by reference (a “Letter of Credit Request”) at least three (3) Business Days prior to the requested issuance thereof; provided, however, that:

(i) Borrower shall have executed and delivered to Lender a Letter of Credit Application with respect to such Letter of Credit;

(ii) the term of any such Letter of Credit shall not extend beyond the earlier of (A) the date one (1) year after the date of issuance thereof or (B) the last day of the Revolving Credit Period;

(iii) any Letter of Credit may only be utilized to guaranty the payment of obligations of Borrower or a Subsidiary to third parties;

(iv) the Total Revolving Credit Outstandings shall not as of any date exceed the lesser of (A) the amount of the Lender’s Revolving Credit Commitment as of such date or (B) the Borrowing Base as of such date;

(v) the sum of the aggregate undrawn face amount of all outstanding Letters of Credit plus all unreimbursed drawings with respect thereto shall not as of any date exceed the lesser of (A) the lesser of (1) the amount of Lender’s Revolving Credit Commitment as of such date or (2) the Borrowing Base as of such date or (B) $5,000,000.00; and

(vi) the text of any such Letter of Credit is provided to Lender no less than three (3) Business Days prior to the requested issuance date, which text must be acceptable to Lender in its sole and absolute discretion.

(b) The payment of drafts under each Letter of Credit shall be made in accordance with the terms thereof and, in that connection, Lender shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and the related Letter of Credit Application and believed in good faith by Lender to be genuine. Lender shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing document that may be presented to it other than the duties contemplated by the applicable Letter of Credit Application.

(c) In the event of any payment by Lender of a draft presented under a Letter of Credit, Borrower agrees to pay to Lender in immediately available funds at the time of such drawing an amount equal to the sum of such drawing plus Lender’s customary negotiation, processing and other fees related thereto. Borrower hereby authorizes Lender to charge or cause to be charged one or more of Borrower’s bank accounts at Lender to the extent there are balances of immediately available funds therein, in an aggregate amount equal to the sum of such drawing plus Lender’s customary negotiation, processing and other fees related thereto, and Borrower agrees to pay the amount of any such drawing (and/or Lender’s customary negotiation, processing and other fees related thereto) not so charged prior to the close of business of Lender on the day of such drawing. In the event any payment under a Letter of Credit is made by Lender prior to receipt of payment from Borrower, such payment by Lender shall constitute a request by Borrower for a Revolving Credit Prime Loan under Section 2.01 (and Lender shall have the right to make such Revolving Credit Prime Loan to Borrower regardless of whether any Default or Event of Default under this Agreement has occurred and is continuing and regardless of whether such Revolving Credit Prime Loan would otherwise be permitted under the requirements of Sections 2.01 of this Agreement) and the proceeds of such Revolving Credit Prime Loan shall be paid directly to Lender and applied by Lender to the payment of any amounts owed by Borrower to Lender under this Section 2.03.

(d) Borrower hereby further agrees to pay to the order of Lender:

(i) a nonrefundable commitment fee equal to One Percent (1.0%) of the face amount of each Letter of Credit (“Letter of Credit Commitment Fee”), which Letter of Credit Commitment Fee shall be due and payable in full upon issuance of each Letter of Credit; and

(ii) with respect to each Letter of Credit, such other fees (other than additional commitment fees) as may be charged by Lender from time to time in accordance with Lender’s published schedule of fees in effect from time to time, which fees shall be due and payable on demand by Lender.

(e) Notwithstanding any provision contained in this Agreement to the contrary, if any Letters of Credit remain outstanding on the last day of the Revolving Credit Period, Borrower shall, on or before 12:00 noon (St. Louis time) on the last day of the Revolving Credit Period, (a) surrender the originals of the applicable Letter(s) or Credit to Lender for cancellation or (b) provide Lender with cash collateral (or other collateral acceptable to Lender in its sole and absolute discretion) in an amount at least equal to the aggregate undrawn face amount of all outstanding Letter(s) of Credit plus all unreimbursed drawings with respect thereto and execute and deliver to Lender such agreements as Lender may require to grant Lender a first priority perfected security interest in such cash or other collateral. Any such cash collateral received by Lender pursuant to this Section 2.03(e) shall be held by Lender in a separate account at U.S. Bank National Association appropriately designated as cash collateral accounts in relation to this Agreement and the Letters of Credit and retained by Lender as collateral security for the payment of the Borrower’s Obligations. Cash amounts delivered to Lender pursuant to the foregoing requirements of this Section 2.03(e) shall be invested, at the request and for the account of Borrower in investments of a type and nature and with a term acceptable to Lender. Such amounts, including in the case of cash amounts invested in the manner set forth above, shall not be used by Lender to pay any amounts drawn or paid under or pursuant to any Letter of Credit, but may be applied to reimburse Lender for drawings or payments under or pursuant to such Letters of Credit which Lender has paid, or if no such reimbursement is required to the payment of such of the other Borrower’s Obligations as Lender shall determine. Any amounts remaining in any cash collateral account established pursuant to this Section 2.03(e) after the payment in full of all of the Borrower’s Obligations and the expiration or cancellation of all of the Letters of Credit shall be returned to Borrower (after deduction of Lender’s reasonable expenses, if any).

4. Section 2.07 of the Loan Agreement is hereby amended to provide in its entirety as follows:

2.07 Interest Rates.

(a) So long as no Event of Default has occurred and is continuing, interest on each advance hereunder shall accrue at one of the following per annum rates selected by Borrower (i) upon notice to Lender, the prime rate announced by Lender from time to time, as and when such rate changes (a “Prime Rate Loan”); or (ii) upon a minimum of two New York Banking Days prior notice, 2.5% plus the 1, 2 or 3 month LIBOR rate quoted by Lender from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two

New York Banking Days prior to commencement of the advance), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation (a “LIBOR Rate Loan”). So long as any Event of Default has occurred and is continuing, each advance shall bear interest at a rate per annum equal to the rate otherwise applicable to such advance plus 2%. Interest shall be payable monthly in arrears on the first (1st) day of each month and at the maturity of each Note. From and after the maturity of each Note, whether by reason of acceleration or otherwise, each Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the rate otherwise applicable to such Loan plus 2%.

(b) In the event Borrower does not timely select another interest rate option at least two New York Banking Days before the end of the Loan Period for a LIBOR Rate Loan, Lender may at any time after the end of the Loan Period convert the LIBOR Rate Loan to a Prime Rate Loan, but until such conversion, the funds advanced under the LIBOR Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan prior to the end of the Loan Period.

(c) No LIBOR Rate Loan may extend beyond the maturity of the applicable Note. In any event, if the Loan Period for a LIBOR Rate Loan should happen to extend beyond the maturity of the Note, such Loan must be prepaid at the time the Note matures. Lender’s internal records of applicable interest rates shall be determinative in the absence of manifest error. The initial LIBOR Rate Loan shall be in a minimum principal amount of $1,000,000, and each subsequent LIBOR Rate Loan shall be in a minimum principal amount of $100,000. The aggregate number of LIBOR Rate Loans in effect at any one time may not exceed four (4).

(d) If a LIBOR Rate Loan is prepaid prior to the end of the Loan Period, as defined above, for such Loan, whether voluntarily or because prepayment is required due to the applicable Note maturing or due to acceleration of the Note upon default or otherwise, Borrower agrees to pay all of Lender’s costs, expenses and Interest Differential (as determined by Bank) incurred as a result of such prepayment. Because of the short-term nature of this facility, Borrower agrees that the Interest Differential shall not be discounted to its present value. Any prepayment of a LIBOR Rate Loan shall be in an amount equal to the remaining entire principal balance of such Loan.

5. Section 2.09(e) of the Loan Agreement is hereby amended to provide in its entirety as follows:

(e) If the Lender, pursuant to Section 6, or the Borrower, for any reason, terminates this Agreement prior to April 1, 2006, the Borrower shall pay the Lender a fee in an amount equal to one percent (1%) of the average outstanding balance of the Revolving Credit Loans during the 12-month period ending as of the most recent month-end preceding the termination date; provided, however, that no such fee will be assessed if the termination results in connection with a refinancing by U.S. Bank National Association.

6. A new Section 3.03 is added to the Loan Agreement to provide in its entirety as follows:

3.03 All Letters of Credit. Notwithstanding any provision contained in this Agreement to the contrary, Lender shall have no obligation to issue any Letter of Credit under this Agreement unless:

(a) Lender shall have received a current Borrowing Base Certificate as required by Section 2.01(b);

(b) Lender shall have received a Letter of Credit Request for such Letter of Credit as required by Section 2.03(a);

(c) Lender shall have received a Letter of Credit Application for such Letter of Credit as required by Section 2.03(a), duly executed by Borrower as account party and applicant;

(d) Borrower shall have complied with all of the procedures and requirements set forth in Section 2.03;

(e) both immediately before and immediately after giving effect to the issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing;

(f) no material adverse change in the Properties, assets, liabilities, business, operations, income or condition (financial or otherwise) of Borrower, any other Obligor and/or any Subsidiary shall have occurred since the date of this Agreement and be continuing;

(g) all of the representations and warranties made by Borrower and/or any other Obligor in this Agreement and/or in any other Transaction Document shall be true and correct in all material respects on and as of the date of the issuance of such Letter of Credit as if made on and as of the date of the issuance of such Letter of Credit (and for purposes of this Section 3.03(g), the representations and warranties made by Borrower in Section 4.04 shall be deemed to refer to the most recent financial statements of Borrower delivered to the Lender pursuant to Section 5.01(a)); and

(h) Lender shall have received such other documents, certificates and agreements as it may reasonably request.

Each request for the issuance of a Letter of Credit by Borrower under this Agreement shall be deemed to be a representation and warranty by Borrower on the date of the issuance of such Letter of Credit as to the facts specified in clauses (e), (f) and (g) of this Section 3.03.

7. A new Section 6.08 is added to the Loan Agreement to provide in its entirety as follows:

6.08 Any Letter of Credit Application shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability of any Letter of Credit Application shall be contested or denied by Borrower, or if Borrower shall deny that it has any further liability or obligation under any Letter of Credit Application or if Borrower shall fail to comply with or observe any of the terms, provisions or conditions contained in any Letter of Credit Application;

8. The definitions of “Borrowing Base”, “Lender’s Revolving Credit Commitment” and “Revolving Credit Period” in Exhibit A to the Loan Agreement are hereby amended to provide as follows:

Borrowing Base shall mean, as of the date of any determination thereof, the sum of:

(a) (i) Eighty-Five Percent (85%) if the Rate of Dilution of Borrower’s Accounts is less than or equal to Five Percent (5%), (ii) Eighty Percent (80%) if the Rate of Dilution of Borrower’s Accounts is greater than Five Percent (5%) but less than or equal to Eight Percent (8%), (iii) Seventy-Five Percent (75%) if the Rate of Dilution of Borrower’s Accounts is greater than Eight Percent (8%) but less than or equal to Ten Percent (10%) or (iv) Seventy-Percent (70%) if the Rate of Dilution of Borrower’s Accounts is greater than Ten Percent (10%), of the face amount of the Eligible Accounts of Borrower as of such date (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith and/or adjustments for reserves and allowances deemed appropriate by Lender in its good faith discretion); plus

(b) the lesser of (i) the sum as of such date of (x) Thirty Percent (30%) of that portion of the Eligible Inventory of Borrower consisting of raw materials, plus (y) Seventy Percent (70%) of that portion of the Eligible Inventory of Borrower consisting of work-in-process, sub-assembly, finished goods and used trailers, all valued at the lower of cost or market in accordance with GAAP, or (ii) $14,000,000.00.

Lender’s Revolving Commitment shall mean the sum of $17,000,000.00.

Revolving Credit Period shall mean the period commencing on the date of this Agreement and ending October 31, 2008; provided, however, that the Revolving Credit Period shall end on the date the Lender’s Revolving Credit Commitment is terminated pursuant to Section 6 or otherwise.

9. Exhibit A to the Loan Agreement is hereby amended by adding the following new definitions of “Interest Differential”, “LIBOR Rate Loan”, “Loan Period”, “Money Markets”, “New York Banking Day”, “Prime Rate Loan” and “Total Revolving Credit Outstandings”:

Interest Differential means that sum equal to the greater of zero or the financial loss incurred by Lender resulting from prepayment, calculated as the difference between the amount of interest Lender would have earned (from like investments in the Money Markets as of the first day of the LIBOR Rate Loan) had prepayment not occurred and the interest Lender will actually earn (from like investments in the Money Markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment.

Letter of Credit and Letters of Credit shall have the respective meanings ascribed thereto in Section 2.03(a).

Letter of Credit Application shall mean an application and agreement for irrevocable standby letter of credit or commercial letter of credit, as the case may be, in Lender’s standard form of such application and agreement executed by Borrower, as applicant and account party, and delivered to Lender pursuant to Section 2.03, as the same may from time to time be amended, modified, extended, renewed or restated.

LIBOR Rate Loan shall have the meaning given such term in Section 2.07.

Loan Period means the period commencing on the advance date of the applicable LIBOR Rate Loan and ending on the numerically corresponding day 1, 2, 3, 6 or 12 months thereafter matching the interest rate term selected by Borrower; provided, however, (a) if any Loan Period would otherwise end on a day which is not a New York Banking Day, then the Loan Period shall end on the next succeeding New York Banking Day unless the next succeeding New York Banking Day falls in another calendar month, in which case the Loan Period shall end on the immediately preceding New York Banking Day; or (b) if any Loan Period begins on the last New York Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Loan Period), then the Loan Period shall end on the last New York Banking Day of the calendar month at the end of such Loan Period.

Money Markets refers to one or more wholesale funding markets available to and selected by Lender, including negotiable certificates of deposit, commercial paper, Eurodollar deposits, bank notes, federal funds, interest rate swaps or others.

New York Banking Day means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York.

Prime Rate Loan shall have the meaning given such term in Section 2.07.

Total Revolving Credit Outstandings shall mean, as of any date, the sum of (a) the aggregate principal amount of all Revolving Credit Loans outstanding as of such date, plus (b) the aggregate undrawn face amount of all Letters of Credit outstanding as of such date plus all unreimbursed drawings with respect thereto.

10. Exhibits C, D-1, D-2 and D-3 to the Loan Agreement hereby are amended and replaced in their entirety as set forth in Exhibits C, D-1A, D1B, D-2 and D-3 attached to this Amendment.

11. A new Exhibit F is added to the Loan Agreement in the form of Exhibit F attached to this Amendment.

12. Contemporaneously with the execution and delivery of this Amendment, Borrower shall execute and deliver to Lender amended and restated Notes in the forms attached hereto as Exhibits C, D-1A, D1B, D-2 and D-3 and incorporated herein by reference (the “Amended and Restated Notes”). All references in the Loan Agreement to the “Notes” shall hereafter mean and refer to the Amended and Restated Notes, as the same may be amended, modified, renewed and restated from time to time.

13. All references in the Loan Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

14. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

15. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

16. Borrower hereby represents and warrants to Lender that:

(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

17. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

18. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

(a) this Amendment, duly executed by Borrower;

(b) the Amended and Restated Notes;

(c) a Certificate of Authority executed by the Secretary of Borrower.

19. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

20. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH LOAN AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

Signature page follows.

IN WITNESS WHEREOF, Borrower and Lender have executed this Fifth Amendment to Amended and Restated Loan Agreement as of the date first above written.

FEATHERLITE, INC.

By	/s/ Conrad Clement
Title:	President and CEO

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Daryl A. Hagstrom
Title:	Vice President

EXHIBIT C

AMENDED AND RESTATED

REVOLVING CREDIT NOTE

$17,000,000.00	St. Louis, Missouri
Date of Original Note: July 31, 2002
Date of Amended and Restated Note: December , 2004

FOR VALUE RECEIVED, on the last day of the Revolving Credit Period, the undersigned, FEATHERLITE, INC., a Minnesota corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (“Lender”), the principal sum of Seventeen Million Dollars ($17,000,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender to Borrower pursuant to the Loan Agreement. The aggregate principal amount of Revolving Credit Loans which Lender shall be committed to have outstanding under this Note at any one time shall not exceed Seventeen Million Dollars ($17,000,000.00), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions of this Note and of the Loan Agreement.

Borrower further promises to pay to the order of Lender interest on each Revolving Credit Loan under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

Lender shall record in its books and records the date and amount of each Revolving Credit Loan made by it to Borrower and the date and amount of each payment of principal and/or interest made by Borrower with respect thereto; provided, however, that the obligation of Borrower to repay each Revolving Credit Loan made by Lender to Borrower under this Note shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

This Note is the Revolving Credit Note referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated July 31, 2002 by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the “Loan Agreement”). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If any Event of Default shall occur under or within the meaning of the Loan Agreement, then Lender’s obligation to make additional Revolving Credit Loans under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, protest, notice of protest and notice of dishonor.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

This Note is an amendment, restatement and continuation of that certain Revolving Credit Note of Borrower dated July 31, 2002, and payable to the order of Lender in the original principal amount of $14,000,000.00, and is not a novation thereof. All interest accrued on the instrument being amended and restated by this Note shall continue to be due and owing to Lender until paid.

FEATHERLITE, INC.

By
Title:

EXHIBIT D-1A

SECOND AMENDED AND RESTATED

EQUIPMENT TERM LOAN PROMISSORY NOTE

$2,000,000.00	St. Louis, Missouri
Date of Original Note: July 31, 2002
Date of Amended and Restated Note: December , 2004

FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (“Lender”), the principal sum of Two Million Dollars ($2,000,000.00) in sixty (60) consecutive monthly installments as follows: fifty-nine (59) equal consecutive monthly installments in the amount of $33,333.33 each, due and payable on the first (1st) day of each month commencing September 1, 2002, with the sixtieth (60th) and final installment in the amount of the then outstanding and unpaid principal balance of the Equipment Term Loan due and payable on August 1, 2007.

Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

This Note evidences the Equipment Term Loan referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of July 31, 2002 by and between Borrower and Lender, as heretofore amended and as the same may from time to time be further amended, modified, extended, renewed or restated (the “Loan Agreement”). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

The Equipment Term Loan evidenced by this Note constitutes, in part, a refinancing of the principal balance outstanding under (i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $3,000,000.00, and (ii) that certain Installment Note (Future Equipment Acquisitions) dated as of September 24, 1998 in the original principal amount of $2,000,000.00.

This Note is an amendment, restatement and continuation of that certain Equipment Term Loan Promissory Note of Borrower dated July 31, 2002, and payable to the order of Lender in the original principal amount of $2,000,000.00, as previously amended and restated by that certain Amended and Restated Equipment Term Loan Promissory Note dated June 30, 2004, and is not a novation thereof. All interest accrued on the instrument being amended and restated by this Note shall continue to be due and owing to Lender until paid.

FEATHERLITE, INC.

By
Title:

EXHIBIT D-1B

SECOND EQUIPMENT

TERM LOAN PROMISSORY NOTE

$857,766.68	St. Louis, Missouri
December , 2004

FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (“Lender”), the principal sum of Eight Hundred Fifty-Seven Thousand Seven Hundred Sixty-Six and 68/100 Dollars ($857,766.68) in forty-one (41) consecutive monthly installments as follows: forty (40) equal consecutive monthly installments in the amount of $21,300.00 each, due and payable on the first (1st) day of each month commencing January 1, 2005, with the forty-first (41st) and final installment in the amount of the then outstanding and unpaid principal balance of the Second Equipment Term Loan due and payable on May 1, 2008.

Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

This Note evidences the Second Equipment Term Loan referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of July 31, 2002 by and between Borrower and Lender, as heretofore amended and as the same may from time to time be further amended, modified, extended, renewed or restated (the “Loan Agreement”). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

The Second Equipment Term Loan evidenced by this Note constitutes a refinancing of the principal balance outstanding under that certain Capex Term Loan Promissory Note dated as of July 31, 2002 in the original principal amount of $2,000,000.00.

FEATHERLITE, INC.

By
Title:

EXHIBIT D-2

THIRD AMENDED AND RESTATED

REAL ESTATE TERM LOAN PROMISSORY NOTE

$5,200,000.00	St. Louis, Missouri
Date of Original Note: July 31, 2002
Date of Third Amended and Restated Note: December , 2004

FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (“Lender”), the principal sum of Five Million Two Hundred Thousand ($5,200,000.00) in seventy-six (76) consecutive monthly installments as follows: twenty (20) equal consecutive monthly installments in the amount of $86,666.67 each, due and payable on the first (1st) day of each month commencing September 1, 2002 and ending April 1, 2004, fifty-five (55) equal consecutive monthly installments in the amount of $43,333.33 each, due and payable on the first (1st) day of each month commencing May 1, 2004 and ending October 1, 2008, with the seventy-sixth (76th) and final installment in the amount of the then outstanding and unpaid principal balance of the Real Estate Term Loan due and payable on October 23, 2008.

Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

This Note evidences the Real Estate Term Loan referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of July 31, 2002 by and between Borrower and Lender, as heretofore amended and as the same may from time to time be further amended, modified, extended, renewed or restated (the “Loan Agreement”). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

This Note is an amendment, restatement and continuation of that certain Real Estate Term Loan Promissory Note of Borrower dated July 31, 2002, and payable to the order of Lender in the original principal amount of $5,200,000.00, as previously amended by that certain Amended and Restated Real Estate Term Loan Promissory Note dated April 14, 2004 and by that certain Second Amended and Restated Real Estate Term Loan Promissory Note dated June 30, 2004, and is not a novation thereof. All interest accrued on the instrument being amended and restated by this Note shall continue to be due and owing to Lender until paid.

FEATHERLITE, INC.

By
Title:

EXHIBIT D-3

SECOND AMENDED AND RESTATED

CAPEX TERM LOAN PROMISSORY NOTE

$2,722,000.00	St. Louis, Missouri
Date of Original Note: July 31, 2002
Date of Second Amended and Restated Note: December , 2004

FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation (“Borrower”), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (“Lender”), the principal sum of Two Million Seven Hundred Twenty-Two Thousand Dollars ($2,722,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Capex Term Loans made by Lender to Borrower pursuant to the Loan Agreement, in monthly installments in such amounts and payable on such dates as are provided in the Loan Agreement hereinafter referred to.

Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

This Note evidences the Capex Term Loan referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of July 31, 2002 by and between Borrower and Lender, as heretofore amended and as the same may from time to time be further amended, modified, extended, renewed or restated (the “Loan Agreement”). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

This Note may be funded in multiple advances from time to time until October 31, 2008, in accordance with the terms of the Loan Agreement; provided, however, that the maximum aggregate principal amount of all advances under this Note shall not exceed $2,722,000.00. No principal repaid during the term of this Note may be reborrowed. Lender shall record in its books and records the date and amount of all advances hereunder and all payments of principal and interest under this Note. Lender’s books and records showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

This Note is an amendment, restatement and continuation of that certain Capex Term Loan Promissory Note of Borrower dated July 31, 2002, and payable to the order of Lender in the original principal amount of $2,000,000.00, as previously amended by that certain Amended and Restated Capex Term Loan Promissory Note dated June 30, 2004, and is not a novation thereof. All interest accrued on the instrument being amended and restated by this Note shall continue to be due and owing to Lender until paid.

FEATHERLITE, INC.

By
Title:

EXHIBIT F

Letter of Credit Request

[Date]

U.S. Bank National Association

U.S. Bank Business Credit

7th and Washington, 5th Floor

P.O. Box 14651

St. Louis, Missouri 63178-4651

Attention: Daryl Hagstrom

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of July 31, 2002, by and between Featherlite, Inc., a Minnesota corporation (“Borrower”), and U.S. Bank National Association (“Lender”), as the same may from time to time be amended, modified, extended, renewed or restated (the “Loan Agreement”). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

Pursuant to Section 2.03 of the Loan Agreement, Borrower hereby requests that Lender issue an irrevocable [standby] [commercial] Letter of Credit in the original face amount of $ for the account of Borrower and for the benefit of                                                           upon the terms and conditions set forth in the attached Application and Agreement for Irrevocable [Standby] [Commercial] Letter of Credit.

Borrower hereby represents and warrants to Lender that (a) all of the representations and warranties made by Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof and (b) no Default or Event of Default has occurred and is continuing and that no Default or Event of Default will result from the issuance of the Letter of Credit requested hereby.

Very truly yours,

FEATHERLITE, INC.

By
Title: